GALLERY OF HISTORY, INC.
                             3601 West Sahara Avenue
                                 Promenade Suite
                          Las Vegas, Nevada  89102-5822


                  _______________________________________________

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  _______________________________________________


TO THE STOCKHOLDERS OF
GALLERY OF HISTORY, INC.:


	The Annual Meeting of Stockholders of the Gallery of History, Inc. (the "Company") will be held at 3195 Humber Road, Victoria, British Columbia, Canada V8R 3S9, on September 27, 2004 at 9:00 a.m. local time for the following purposes:

        1. To elect six directors to serve until the next annual meeting of the stockholders;

        2. To approve the appointment of Piercy, Bowler, Taylor & Kern as the Company's independent auditors for the fiscal year ending September 30, 2004; and

        3. To transact such other business as may properly come before the meeting and any adjournment thereof.

	All of the above matters are more fully described in the accompanying Proxy Statement.

	Stockholders of Common Stock of the Company of record at the close of business on August 6, 2004 will be entitled to vote at the meeting or any adjournment thereof.



                    By order of the Board of Directors,


                    TODD M. AXELROD,
                    Chairman of the Board


August 25, 2004



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.





                             GALLERY OF HISTORY, INC.
                             3601 West Sahara Avenue
                                 Promenade Suite
                          Las Vegas, Nevada  89102-5822



                               _________________

                                PROXY STATEMENT
                               _________________



	The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held September 27, 2004 and any adjournment thereof (the "Meeting").
The purposes for which the Meeting is to be held are set forth in the Notice of Meeting on the preceding page.

	All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and for the appointment of Piercy, Bowler, Taylor & Kern, as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Meeting at any time prior to the voting thereof. Directors will be elected by a majority of the votes cast. Shares represented by a proxy marked for abstention on a proposal will be counted as represented at the meeting with respect to such proposal, but will not be voted for or against the proposal. The effect of marking a proxy for abstention, however, is the same as marking it against the proposal. Shares registered in the name of a broker will be counted as represented at the meeting only for proposals as to which the broker's proxy gives voting directions. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails, such mailing to take place on or about August 25, 2004.

	There were 5,625,984 shares of Common Stock of the Company outstanding as of August 6, 2004. The Common Stock is the only class of securities of the Company entitled to vote. Each share has one vote. Only stockholders of record as of the close of business on August 6, 2004 will be entitled to vote. A list of stockholders entitled to vote at the Meeting will be available at the Company's office, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada, for a period of ten days prior to the meeting for examination by any stockholder.






                                ELECTION OF DIRECTORS
                                _____________________

	At the Meeting, six directors are to be elected for the ensuing year and until their successors are duly elected and qualified. The following six persons have been nominated by the Board of Directors. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following six persons.


                                                                    Year First
                                     Position(s) with                Became a
Name                         Age     the Company                     Director
_______________________      ___     _________________________       ________

Todd M. Axelrod              54      President and Chairman            1981
                                     of the Board of Directors

Rod R. Lynam                 56      Treasurer/Assistant               1984
                                     Secretary and Director

Pamela Axelrod               49      Executive Vice President          1995
                                     and Director

Dr. Michael Rosenman         43      Director                          2002

Glenn Olnick                 58      Director                          2003

Leo Berezan                  49



	Each officer of the Company, including those who are also nominees to the Board, will hold office until a successor has been elected by the Board.

	Todd M. Axelrod has been Chairman of the Board of Directors and President of the Company since its inception in November 1981. He devotes his full business time to the Company's affairs. Mr. Axelrod has been a private collector of valuable historical documents since 1968. Mr. Axelrod authored a book entitled The Handbook of Historical Documents -- A Guide to Owning History, which is being sold by the Company.

	Rod Lynam has been Treasurer of the Company since September 1984.

	Pamela Axelrod, the wife of Mr. Axelrod, has been an Executive Vice President since 1995. She served as the manager of the Las Vegas Fashion Show gallery, the Company's merchandise manager and co-director of sales since 1984. She has served as Editor-in-Chief of the Company's Simple & Direct auction catalog and as co-auction manager since 1996.

      Michael Rosenman, M.D., Ph.D., has been a practicing physician specializing in the field of Pediatrics since 1988. Prior to establishing private practice offices in Las Vegas in 1996, Dr. Rosenman was associated with UCLA's Department of Medicine, Division of Hematology/Oncology, and with Children's Hospital in Orange County, California. His practice employs multiple offices and physicians.

	Glenn Olnick has been employed in the brokerage industry for a number of firms since 1980. From February 1991 to October 2001, Mr. Olnick worked with McDermid St. Lawrence Securities as a senior retail broker specializing in small and mid cap securities, working with numerous companies, advising them on corporate direction, fund raising, investment strategies, takeovers and acquisitions. In October 2001, Mr. Olnick joined Haywood Securities in the same capacity as with McDermid. In August of 2002, Mr. Olnick retired from the brokerage industry. From then until the present, Mr. Olnick has worked as a consultant to a number of private and public companies.

	Leo Berezan has been employed the last thirty years in real estate development and property management. He is an owner and manager of various real estate holdings, industrial warehouses and office buildings.

	Garrett Williams, age 61, who has been a Senior Vice-President of the Company since 1989, is the only executive officer of the Company not listed above. He served as Executive Assistant to the President from November 1988 to April 1996 and as a director of the Company from 1991 to 1996. He served as the Manager of the Las Vegas Fashion Show gallery from April 1996 to March 1997 and currently serves as a sales representative at the headquarters' location.

	Management recommends that the stockholders vote "FOR" the nominees for directors.








                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                   _______________________________________________

	The following table sets forth certain information, as of July 1, 2004, pertaining to ownership of the Company's Common Stock by those persons known to the Company to be the beneficial and record owners of more than five percent of the Common Stock of the Company, by each director and nominee of the Company and by all officers and directors of the Company as a group:

          Name of Beneficial               Number of         Percent
          Holder (1) (2)                    Shares          of Class
          __________________________        ______          ________

          Todd M. Axelrod (3)(5)          4,280,824           76.1%

          Rod Lynam                             210            (4)

          Pamela Axelrod (3)(5)           4,280,824           76.1%

          Dr. Michael Rosenman                  -0-             --

          Glenn Olnick                          -0-             --

          Leo Berezan                           -0-             --


          Gerald Newman                     493,000            8.8%
          Seabreeze Lane
          Amagansette, NY 10093

          All officers and directors      4,281,034           76.1%
          as a group (5 persons)




(1)	The address of each director and nominee, except where otherwise indicated is: c/o Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822.

(2)	Except as otherwise noted below, the individuals referred to above have sole voting and investment power in regard to their Common Stock.

(3) Includes 2,059,022 shares of Common Stock owned of record and beneficially by Pamela Axelrod, Mr. Axelrod's wife, for which Mr. Axelrod has been appointed proxy (as discussed in Note (5) below). Excludes 204 shares of Common Stock owned of record and beneficially by Ruth Canvasser, Mr. Axelrod's mother, as to which Mr. and Mrs. Axelrod disclaim beneficial ownership.

(4)	Less than 1%.

(5)	Pamela Axelrod has appointed Todd Axelrod her proxy with full power of substitution, to vote all of her 2,059,022 shares and to give all consents on all matters that Mrs. Axelrod may be entitled to vote or consent to at any meeting of the stockholders of the Company or under any other circumstance where a vote or consent of stockholders is required. Includes 2,221,802 shares owned of record and beneficially by Todd Axelrod (see Note (3) above).








                     MEETINGS OF THE BOARD OF DIRECTORS AND
                        INFORMATION REGARDING COMMITTEES
                        ________________________________

      The Board of Directors provides a process for stockholders to send communications to the Board of Directors or any of the directors. All such communications shall be in writing and addressed to the Company's President, Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822. All communications will be compiled by the Company's President and submitted to the Board of Directors or individual directors, as applicable.

      Pursuant to NASDAQ rule 4350(c) a majority of the board of directors must be independent unless the issuer is a "controlled company." The Company is a "controlled company" because Mr. Axelrod owns more than 50% of the voting power of the Company. Accordingly, the Company has elected to be treated as a controlled company and thereby be exempt from the director independence requirements, and the independent director requirements pertaining to a nominating committee and compensation committee.

      The Board of Directors held one meeting during the fiscal year ended September 30, 2003. All directors attended or participated by telephone at such meeting. Directors are expected to attend each Annual Meeting of Stockholders. All of the five members of the Board of Directors attended or participated by telephone at last year's annual meeting held August 11, 2003.

      The Board of Directors has a Compensation Committee, which in fiscal 2003 consisted of Mrs. Axelrod and Michael Rosenman. The committee reviews and recommends to the Board compensation for officers and issuance of stock options. The Compensation Committee did not meet during fiscal 2003.

      In fiscal 2003, the Company's Audit Committee consisted of Dr. Rosenman and Mr. Olnick. The Company's Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" and that each member of the Audit Committee is an "independent director." The Board of Directors intends to appoint a third independent director to serve on its Audit Committee with the addition of Mr. Berezan in the upcoming election of directors. The Audit Committee recommends to the Board of Directors the appointment of the independent public accountants. The Audit Committee reviews and considers the comments from the independent public accountants with respect to internal accounting controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. It also discusses matters concerning the Company's financial statements or other results of the audit. The Audit Committee operates under a written Audit Committee Charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee met once during fiscal 2003 with both members responding.

      The Company has an Executive Committee which in fiscal 2003 consisted of Mr. and Mrs. Axelrod and Mr. Olnick, which did not meet during fiscal 2003. The Company does not have any other standing committees.

      The Board of Directors does not have a standing nominating committee, such function being performed by the Board as a whole. In determining the criteria for membership, the Board considers the appropriate skills and personal characteristics required in light of the then-current makeup of the Board and in context of the perceived needs of the Company at the time, including the following experience and personal attributes: financial acumen; general business experience; industry knowledge; diversity; special business experience and expertise; leadership abilities; high ethical standards; independence; and overall effectiveness. The Board of Directors may receive recommendations for Board candidates from various sources, including the Company's directors, management and stockholders.

      The Board will review all recommended candidates in the same manner regardless of the source of the recommendation. Recommendations from public stockholders should be in writing and addressed to: Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822,
Attention: Stockholder Communications, and must include the proposed candidate's name, address, age and qualifications together with the information required under federal securities laws and regulations. Such communication must be received in a timely manner and also include the recommending stockholder's name, address and the number of shares of Common Stock, and the length of time beneficially held. See "Stockholder Proposals and Nominations."






               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
               _________________________________________________

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, during the fiscal year ended September 30, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as follows: each of Dr. Rosenman and Mr. Olnick filed their Forms 3 late in December, 2003. In making these disclosures, the Company has relied solely on a review of the copies of such reports furnished to the Company and written representations of its directors, executive officers and its greater than ten percent stockholders.








                            EXECUTIVE COMPENSATION
                            ______________________

	The following summary compensation table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 2003, 2002 and 2001, of those persons who were, at September 30, 2003 (i) the chief executive officer and (ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was $100,000 or more.


     Name and Principal           Fiscal          Annual Compensation
     Position                      Year            Salary      Bonus
     ______________________        ____            ______      _____

Todd M. Axelrod                    2003           $127,532   $24,063(1)
  President and Chief              2002             34,781     6,563(2)
  Executive Officer                2001            110,241    19,687(3)


Pamela R. Axelrod                  2003           $127,532   $24,062(1)
  Executive Vice-                  2002             34,782     6,562(2)
  President                        2001            110,241    19,688(3)


(1)	Accrued salaries and bonus earned not yet paid.
(2)	Accrued salaries and bonus earned not yet paid.
(3)	Accrued bonus earned but not yet paid.


      During the three year period ended September 30, 2003, the Company did not grant any stock options or stock appreciation rights to any of the named executive officers of the Company. In addition, none of the named executive officers held any stock options as of September 30, 2003. Options to purchase 10,000 shares of common stock have been granted to each of Bernard Duke and Barry Fink, both former members of the Company's Board of Directors. The options were granted during August 1999; with a five-year term and $4.50 exercise price.







                               CERTAIN TRANSACTIONS
                               ____________________

      Prior to 2002, the Company borrowed $1,000,000 from its principal officer/stockholder, Todd Axelrod. The note is due April 30, 2005, with monthly interest payments at a rate of 8%. Interest expense on the related party note amounted to $81,111 for the year ended September 30, 2003. The proceeds from this loan were utilized by the Company to reduce its
outstanding bank line of credit.   The Company has also borrowed funds from
Mr. Axelrod, from time to time during the fiscal year 2003. The funds borrowed bear interest at the same rate as Mr. Axelrod pays on his personal line of credit which is 5% as of September 30, 2003. The balance of the funds borrowed was $2,158,355 as of September 30, 2003. Mr. Axelrod has, to the extent of his reasonable ability to do so, committed to continue funding or guarantee additional debt, should it be required, through October 1, 2004. Interest expense on this related party note was $102,461 during fiscal years 2003. The funds were used to supplement cash flows from operating activities.







                             AUDIT COMMITTEE REPORT
                             ______________________

      The Audit Committee of the Board of Directors (the "Audit Committee") consisted of Mr. Olnick (Chairman) and Dr. Rosenman. Messrs. Olnick and Rosenman meet the independence and experience requirements of the NASDAQ National Market listing standards.

      The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the Company's financial reporting system by focusing on three areas:


      1. The adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements,
      2. The independence and performance of the Company's internal auditors and independent accountants, and
      3.    The Company's compliance with legal and regulatory requirements.


      The Audit Committee meets with management and the Company's independent accountants periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee also recommends to the Board of Directors the appointment of the independent accountants and periodically reviews their performance and independence from management for the fiscal year.

      The following table list the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the years ended September 30, 2003 and 2002 including the reviews of the unaudited interim financial statements of the Company's Form 10-QSB.


                                          2003       2002
                                          ____       ____

                 Audit Fees (2)         $27,076    $36,267
                 Audit-Related Fees           0          0
                 Tax Fees (3)             3,039      4,400
                 All other fees               0          0

      (1) Audit fees consist of services rendered to the Company for the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements and related services.
      (2) Tax fees consist of tax compliance and related tax services.


      The Audit Committee reviewed and discussed the audited financial statements with management and Piercy, Bowler, Taylor & Kern, and management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The discussions with Piercy, Bowler, Taylor & Kern also included the matters required by Statement on Auditing Standards No. 61 (communication with Audit Committees). Piercy, Bowler, Taylor & Kern provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with Piercy, Bowler, Taylor & Kern.

      Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2003 be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

                                    Submitted by:  Glenn Olnick, Chairman
                                                   Michael Rosenman





                            RATIFICATION OF APPOINTMENT
                         OF INDEPENDENT PUBLIC ACCOUNTANTS
                         _________________________________

      Piercy, Brown, Taylor & Kern has been selected as the Company's independent auditors for the fiscal year ending September 30, 2004. Selection of auditors is made by the Board of Directors subject to stockholder approval. Piercy, Brown, Taylor & Kern has no financial interest, either direct or indirect, in the Company.

      A representative of Piercy Brown Taylor & Kern is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

Management recommends voting "FOR" the ratification of the appointment of the auditors.







                       STOCKHOLDER PROPOSALS AND NOMINATIONS
                       _____________________________________

      Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting, including nominations for directors, must be received by the Company no later than April 28, 2005 and must satisfy the requirements of Rule 14a-8 of Regulation 14A under the Securities and Exchange Act. All such stockholder proposals and nominations should be submitted to the Company's president as follows: Mr. Todd Axelrod, Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822, Attention: Stockholder Communication. With respect to the Annual Meeting of Stockholders for 2005, under Rule 14a-4 of Regulation 14A, the Company may exercise discretionary voting authority under proxies it solicits for that meeting to vote on any matter not specified in the proxy unless the Company is notified about the matter no later than July 12, 2005 and the stockholder satisfies the other requirements of Rule 14a-4(c).



      THE COMPANY'S 2003 FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO:
GALLERY OF HISTORY, INC., 3601 WEST SAHARA AVENUE, PROMENADE SUITE, LAS VEGAS, NEVADA 89102-5822.

      In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.


                                         By Order of the Board of Directors

                                         TODD M. AXELROD
                                         Chairman of the Board
Dated: August 25, 2004
Las Vegas, Nevada



                                                               APPENDIX A

                                 AMENDED AND RESTATED

                            CHARTER OF THE AUDIT COMMITTEE
                             OF THE BOARD OF DIRECTORS OF
                               GALLERY OF HISTORY, INC.



                                       PURPOSE

       The Audit Committee (the "Committee") is appointed by the Board of Directors of Gallery of History, Inc. (the "Company") to (a) assist the Board of Directors in monitoring (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the outside auditors' qualifications and independence and
(iv) the performance of the Company's internal audit function and outside auditors; and (b) prepare the annual report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement. In fulfilling its responsibilities, the Committee shall oversee, among other things, the financial reporting process, the system of internal controls, the audit process and the Company's policies and procedures respecting compliance with governmental laws, rules and regulations.



                                     COMPOSITION

       The Audit Committee shall be comprised of at least three directors appointed by the Board of Directors, each to serve until the next succeeding annual organizational meeting of the Board (following the Annual Meeting of Stockholders) or until his or her earlier death, resignation, disqualification or removal. Each member of the Audit Committee shall be "financially literate" and at least one member shall be an Audit Committee Financial
Expert (as defined by SEC Rule 10A-3), such designation being based upon having accounting or related financial management expertise, as the Company's Board interprets such qualification in its business judgment. Upon appointing a director to the Audit Committee, the Board will affirmatively determine whether such director is an Audit Committee Financial Expert based on the Board of Directors' judgment, and taking into account the relevant professional experience and education of the directors, and any other factors deemed relevant by the Board of Directors. Each member shall be "independent" and free of any relationship that, in the business judgment of the Board, would interfere with the exercise of independent judgment with respect to the Company and its management. No director shall qualify as "independent" for purposes of serving on the Audit Committee unless the Board of Directors determines that the director has no material relationship with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.

       No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee.



                        MEETINGS OF THE AUDIT COMMITTEE

       The Committee shall meet as frequently as necessary to properly carry out its responsibilities, but not less than once every fiscal quarter. Such meetings, at the Committee's discretion, may be in person, by telephone or by unanimous written consent. The Committee shall report its activities to the Board at each Board meeting.



                          DUTIES AND RESPONSIBILITIES

       The Audit Committee shall have the following duties and responsibilities and such other responsibilities as the Board of Directors, the SEC or the NASDAQ shall require from time to time:

       A.  Financial Reporting

       1. Review with management and the outside auditors the Company's annual audited financial statements, the Company's Annual Report on Form 10-KSB and the Company's quarterly financial statements, including the related disclosures required by the SEC and by generally accepted accounting principles ("GAAP"). This review shall also include the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the disclosures regarding "Critical Accounting Policies." Review and discuss any major issues concerning, or significant changes in, the accounting policies, principles or practices of the Company.

       2. Require the outside auditors to review the financial information included in the Company's interim financial statements before the Company files its Quarterly Report on Form 10-QSB with the SEC and report the results of such review to the Committee.

       3. Review with management and the outside auditors significant accounting, tax and reporting issues, including recent professional and regulatory pronouncements, to determine their impact, if any, on the Company's financial statements. Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and review any significant financial risk exposures facing the Company and management's plans to monitor, control and/or minimize such exposures.

       4.  Discuss with management and the outside auditors, as appropriate:
(a) analyses prepared by management and/or the outside auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and (b) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

       5. Discuss with management earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.


       B.  Internal Controls

       1. Discuss with the outside auditors the adequacy of the Company's system of internal controls (including the controls, security and breakdown contingency plans for computerized systems and applications) and whether prior recommendations concerning internal controls made by internal and outside auditors have been implemented by management. Review and consider any disclosures made to the Audit Committee by the Chief Executive Officer and/or the Chief Financial Officer pursuant to Section 302(a)(5) of the Act.

       2. Review the activities, organizational structure, independence and effectiveness of the internal audit function, including the scope of its responsibilities and the adequacy of its staffing and budget. Review the annual internal audit plan, completed audit reports, recommendations and follow-up. Review the significant reports to management prepared by the internal auditors and management's responses thereto.

       3. Meet at least quarterly with the outside auditors, the chief financial officer and/or any other members of management in separate executive sessions to discuss any matters the Committee or any of the foregoing persons believe should be discussed privately or warrant Committee attention. The Committee may investigate any matters brought to its attention within the scope of its duties and may, in its discretion and without Board approval, retain outside legal counsel or independent financial or other advisors for such purpose.

       4. Consider any reports or communications submitted to the Audit Committee by the outside auditors required by or referred to in Statement on Auditing Standards No. 61, as it may be modified or supplemented, including reports and communications related to any restriction on audit scope or significant issues discussed with the outside auditors' office.


      C.  Audit Process

       1. Retain and terminate the outside auditors. The Committee shall have the sole authority to approve all audit engagement proposals, including the planning, staffing and scope of the audit and fees to be charged as well as non-audit engagements with the outside auditors not otherwise prohibited by Section 201 of the Act or other applicable laws, rules or regulations. The Committee may not delegate this duty to the management, but may obtain the input of management. The Committee, in its discretion, may delegate to one or more of its members the authority to pre-approve non-audit engagements, provided any such pre-approval is presented to the Committee at its next scheduled meeting.

       2. Prior to the audit, meet with the outside auditors to review the scope, planning and staffing of the audit.

       3. Following the completion of the audit, review with the outside auditors (a) any significant changes in the audit plan; (b) any difficulties or significant disagreements with management encountered in the course of the audit, including any restrictions on the scope of activities or access to required information; (c) the nature and extent of any material proposed adjustments that were "passed" (as immaterial or otherwise); (d) the management or internal control letter issued, or proposed to be issued, by the outside auditors to the Company and the Company's response thereto and (e) any other matters required under generally accepted auditing standards to be communicated to the Audit Committee or the Board of Directors, obtain from the outside auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

       4. Obtain and review, at least annually, a formal written statement from the outside auditors (the "Auditors' Statement") describing, to the extent permitted under applicable auditing standards: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and, for the purpose of assessing the outside auditors' independence, all relationships between the outside auditors and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1 (Independence Discussions with Audit Committees).

       5. Discuss with the outside auditors at least annually their Auditors' Statement. Engage in an active dialogue with the outside auditors concerning any disclosed relationships or services that may affect the quality of the audit services or the objectivity and independence of the outside auditors. Recommend that the Board of Directors, in response to the Auditors' Statement, take such steps as it may deem appropriate to oversee the independence of the outside auditors.

       6. Prepare an evaluation of the outside auditor's qualifications based on a review and evaluation of the Auditor's Statement.

       7. Review and evaluate the qualifications, performance and independence of the outside auditor, including the lead partner. This review should take into account the opinions of management and the Company's internal auditors.

       8. Determine whether, in order to assure continuing auditor independence, there should be regular rotation of the lead audit partner, or even of the audit firm itself.

       9. Present conclusions with respect to the outside auditor to the full Board of Directors.


       D.  Policies and Procedures

       1. Ascertain from management, legal counsel, the outside auditors and/or the senior internal audit executive whether the Company and its controlled affiliates are in compliance with governmental laws, rules and regulations and whether there are any legal or regulatory compliance matters that could have a material impact on the Company's financial statements.

       2. Review the results of any investigation and follow-up (including any disciplinary action) with respect to fraudulent or illegal acts or accounting irregularities.

       3. Endeavor to maintain effective working relationships with, and provide an open channel of communication to, management, the Board, and the outside auditors.

       4. Establish clear hiring policies for employees or former employees of the outside auditors.

       5. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.


       E.  General

       1. Review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval. Direct that a copy of this Charter be included as an appendix to the Company's proxy statement commencing in 2004 and thereafter at least once every three years.

       2. Prepare the Audit Committee Report required by the SEC to be included in the Company's annual proxy statement commencing in 2004, disclosing, among other things, whether the Audit Committee (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the outside auditors the matters required by Statement on Auditing Standards No. 61; (iii) has received from, and discussed with, the outside auditors the required written disclosures regarding their independence and (iv) based on such review and discussion, has recommended to the Board that the Company's audited financial statements be filed with the SEC on Form 10-KSB. The report shall also disclose whether the Audit Committee has a written charter.

       3. Prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Amended and Restated Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chair of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make such report.

       4. Engage independent counsel and other advisors, to the extent the Committee determines such engagement necessary to carry out its duties.

       5. In its capacity as a committee of the Board of Directors, determine appropriate funding for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
(ii) compensation to any advisors employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.



                              LIMITATION ON DUTIES

       While the Audit Committee has the duties, responsibilities and authority set forth in this Amended and Restated Charter, nothing contained herein shall be deemed to impose on the Committee any duty, in the ordinary course, to plan or conduct audits or to make any determination that the Company's financial statements are accurate and in accordance with generally accepted accounting principles. Such duties are the responsibility of management.







-----------------------------------PROXY CARD-------------------------------

                              GALLERY OF HISTORY, INC.
                                     PROXY

                Annual Meeting of Stockholders, September 27, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints each of Todd M. Axelrod and Rod Lynam, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Gallery of History, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on September 27, 2004 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1. ELECTION OF DIRECTORS   FOR all nominees below     WITHHOLD AUTHORITY
                           (except as marked to the   to vote for all nominees
                           contrary below) [  ]       below [  ]
   NOMINEES: Todd M. Axelrod, Rod Lynam, Pamela Axelrod, Michael Rosenman,
          Glenn Olnick and Leo Berezan.

   INSTRUCTION:   To withhold authority to vote for any individual nominee
               write that nominee's name in the space provided below.

2. TO RATIFY SELECTION OF PIERCY, BOWLER, TAYLOR & KERN, AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2004 FISCAL YEAR.
         [ ]   FOR              [ ]   AGAINST               [ ]  ABSTAIN

------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

       Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                          Dated: _____________________________________, 2004

                          __________________________________________________
                          Signature

                          __________________________________________________
                          Signature if held jointly

                (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.)